UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2025

Forward Industries, Inc.

(Exact name of registrant as specified in its charter)

New York	001-34780	13-1950672
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 Veterans Memorial Hwy. Suite 100

Hauppauge, New York 11788

(Address of Principal Executive Office) (Zip Code)

(631) 547-3055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FORD	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

By letter dated February 21, 2025, Forward Industries, Inc. (the “Company”) was notified by the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Staff had determined to delist the Company’s securities from Nasdaq due to the Company’s non-compliance with the $2.5 million stockholders’ equity requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b) (the “Equity Rule”). The Company subsequently requested a hearing before the Nasdaq Hearings Panel to present its plan to regain compliance with the Equity Rule, which request stayed any further action by Nasdaq with respect to the Company’s listing pending the issuance of the Panel’s decision following the hearing.

As disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 24, 2025, on March 20, 2025, the Company and Forward Industries (Asia-Pacific) Corporation (“FC”), a company owned by the Company’s Chief Executive Officer and Chairman of the Board, executed an Accounts Payables Conversion Agreement, pursuant to which FC converted $2,500,000 of the Company’s outstanding accounts payable to FC into 2,500 shares of the Company’s Series A-1 Convertible Preferred Stock, with a stated value of $1,000 per share. As therein disclosed, FC agreed to the conversion of debt to strengthen the Company’s stockholders’ equity position as part of the Company’s ongoing efforts to ensure compliance with Nasdaq’s continued listing criteria.

As a result of the debt conversion transaction with FC, as of the date of this filing the Company believes it has stockholders’ equity of at least $2.5 million; however, the Company awaits Nasdaq’s formal confirmation that it has evidenced compliance with the Equity Rule. If deemed compliant, Nasdaq will continue to monitor the Company to ensure its ongoing compliance with the Equity Rule and, if at the time of filing of the Company’s next periodic financial statements the Company does not evidence compliance with the Equity Rule, the Company may be subject to delisting from Nasdaq.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD INDUSTRIES, INC.

Date: March 31, 2025	By:	/s/ Kathleen Weisberg
Name: Kathleen Weisberg
Title: Chief Financial Officer

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